Scudder World Income Opportunities Fund

Corrections to April 30, 1997 Annual Report

Certain total return data contained in the April 30, 1997 Annual Report for Scudder World Income Opportunities Fund (the "Fund") was misstated.

On page 3, the In Brief section and the Letter to Shareholders disclosed the Fund's total return for the fiscal year ended April 30, 1997, based on the share price on the New York Stock Exchange as 36.68%. The correct return for this period was 30.02%. Similarly, on page 16, the per share market value total return for the year ended April 30, 1997, was disclosed as 36.68%. The correct return for this period was 30.02%.

On page 7 under Historical Information Life of Fund, the cumulative and average annual total returns based on market value for the one year period ended April 30, 1997, and for the life of Fund were disclosed as 36.68%, 36.68%, 50.55%, and 14.33%, respectively. The correct returns for these periods were 30.02%, 30.02%, 43.21%, and 12.48%, respectively.

July 29, 1997